Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Quarterly Earnings

Record Revenue and Strong Expense Leverage Help Drive 34.7% Adjusted EPS Increase

HOUSTON, July 23, 2015 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported record second quarter 2015 adjusted net income of $47.9 million, a 19.9 percent increase over the prior year. Adjusted diluted earnings per share of $1.98 were also an all-time record for any quarter, and a 34.7 percent increase from the comparable, adjusted prior-year period.

The quarter included non-recurring net after-tax charges of $1.6 million reflecting non-cash asset impairments of $0.8 million, resolution of a prior period legal matter of $0.6 million, losses from flood damage of $0.6 million, and severance costs of $0.2 million, partially offset by a gain on a dealership disposition of $0.6 million. GAAP net income and diluted earnings per share were $46.3 million and $1.91, respectively. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“We are pleased to report another record-setting quarter,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The combination of continued solid top-line growth in the United States and the United Kingdom, combined with improved expense leverage, delivered all-time record adjusted diluted EPS of $1.98. We are particularly pleased with our 14 percent increase in both U.S. and U.K. Same Store used vehicle sales and the acceleration of our U.S. parts and service revenue, which was up 8 percent on a Same Store basis. Finally, although overall market conditions have continued to deteriorate in Brazil, the combination of our brand profile and cost cutting initiatives allowed us to deliver a pre-tax profit in that market this quarter, which is an impressive accomplishment by our Brazilian operating team.”

Consolidated Results for Second Quarter 2015 (year-over-year comparable basis)

▪	Total revenue increased 8.6 percent to an all-time quarterly record of $2.7 billion; total gross profit grew 6.1 percent to $391.6 million. On a constant currency basis, revenues were up 11.7 percent.

▪	New vehicle revenue increased 4.7 percent, reflecting 5.4 percent higher unit sales, as U.S. Same Store new vehicle revenue increased 5.2 percent, reflecting unit sales growth of 4.5 percent.

▪
Used vehicle retail revenue increased 18.2 percent, primarily reflecting 17.7 percent higher used retail unit sales. U.S. Same Store used vehicle revenue increased 16.1 percent, reflecting 14.2 percent growth in unit sales.

▪	Parts and service gross profit increased 9.2 percent on revenue growth of 7.1 percent. U.S. Same Store parts and service gross profit increased 9.3 percent on revenue growth of 8.0 percent.

▪
Finance and Insurance (F&I) gross profit increased 16.7 percent, as total retail units sold increased 10.2 percent and F&I per retail unit improved $78 to $1,381, a 6.0 percent increase. U.S. Same Store F&I gross profit grew 13.1 percent, as F&I per retail unit improved $64 to $1,525.

▪
Adjusted selling, general and administrative (SG&A) expenses as a percent of gross profit improved 170 basis points, to 71.4 percent. U.S. Same Store adjusted SG&A improved 90 basis points, to a best-quarter-ever level of 69.6 percent. On a GAAP basis, SG&A expenses as a percent of gross profit improved 200 basis points, to 71.7 percent.

▪	Adjusted operating margin increased 20 basis points to 3.7 percent. On a GAAP basis, operating margin also grew 20 basis points, to 3.6 percent.

For the six-month period ended June 30, 2015, the Company reported adjusted net income of $83.7 million, or $3.44 per diluted share, compared to adjusted net income of $71.3 million, or $2.66 per diluted share for the same period in the prior year. On a GAAP basis, net income and diluted EPS for the six-month period ended June 30, 2015 were $82.1 million and $3.38, respectively. The Company’s total revenue for the six-month period ended June 30, 2015 increased 8.1 percent to $5.2 billion. On a constant currency basis, revenue increased 11.0 percent.

Segment Results for Second Quarter 2015 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. revenues were $2.3 billion, an increase of 11.0 percent. The revenue growth was primarily attributed to unit sales increases of 6.3 percent in new vehicles and 18.2 percent in retail used vehicles, as well as an increase of 8.3 percent in parts and service revenue. The higher revenue drove U.S. gross profit growth of 8.0 percent, reflecting the higher new and used retail volumes, expanded parts and service gross margins of 90 basis points, and an F&I gross profit increase of 18.2 percent, driven by an increase in both volume and F&I per retail unit of $93 to $1,535.

On a comparable basis, adjusted SG&A expenses as a percent of gross profit improved 150 basis points to a best ever 69.8 percent and adjusted operating margin grew 10 basis points to 4.1 percent. The Company’s U.S. operations accounted for 83.9 percent of total revenues and 87.3 percent of total gross profit.

▪	United Kingdom:
The Company’s U.K. operations accounted for 11.3 percent of total revenues and 8.7 percent of total gross profit. Total revenue increased 22.6 percent (34.7 percent on a constant currency basis) to $308.2 million, and gross profit increased 14.9 percent (26.1 percent on a local currency basis). The gross profit increase was driven by new vehicle retail revenue growth of 21.6 percent, total used vehicle revenue growth of 23.3 percent, parts and service revenue growth of 24.7 percent, and an F&I revenue increase of 28.7 percent.

On a comparable basis, adjusted SG&A expenses as a percent of gross profit increased 230 basis points to 77.9 percent and adjusted operating margin was 2.1 percent.

▪	Brazil:
The Company’s Brazil operations accounted for 4.8 percent of total revenues and 4.0 percent of total gross profit. Gross profit was $15.5 million, representing an increase of 0.3 percent over prior year on a Same Store constant currency basis.

Adjusted SG&A expenses as a percent of gross profit improved 420 basis points to 90.9 percent and adjusted operating margin was 0.7 percent, an increase of 40 basis points from the prior year.
Corporate Development

During the second quarter of 2015, the Company disposed of one Audi dealership in South Carolina and terminated two Peugeot franchises in Brazil that generated trailing-twelve-month revenues of approximately $25 million.

Year to date, the Company has acquired two Audi franchises that are expected to generate approximately $240 million in annual revenues and disposed of four franchises that generated trailing-twelve-month revenues of approximately $30 million.

Share Repurchase Authorization

During the quarter, the Company repurchased approximately 208,000 shares at an average price per share of $81.30 for a total of $16.9 million. Year to date, the Company has repurchased approximately 407,000 shares at an average price of $81.46 for a total of $33.1 million. As of June 30, 2015, $66.3 million remains available under the Company’s prior common stock share repurchase authorization. Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.

Second Quarter Earnings Conference Call Details

The Company’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Access Code:    7294157

A telephonic replay will be available following the call through August 28, 2015 at 11:59 p.m. ET by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Access Code:    10068876

About Group 1 Automotive, Inc.
Group 1 owns and operates 148 automotive dealerships, 193 franchises, and 38 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$1,534,262	$1,466,064	4.7
Used vehicle retail sales	682,294	577,250	18.2
Used vehicle wholesale sales	101,512	94,971	6.9
Parts and service	303,193	283,207	7.1
Finance and insurance	105,219	90,146	16.7
Total revenues	2,726,480	2,511,638	8.6
COST OF SALES:
New vehicle retail sales	1,458,132	1,385,218	5.3
Used vehicle retail sales	636,235	531,584	19.7
Used vehicle wholesale sales	102,445	93,730	9.3
Parts and service	138,095	131,958	4.7
Total cost of sales	2,334,907	2,142,490	9.0
GROSS PROFIT	391,573	369,148	6.1
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	280,568	271,970	3.2
DEPRECIATION AND AMORTIZATION EXPENSE	11,946	10,753	11.1
ASSET IMPAIRMENTS	1,039	1,721	(39.6)
OPERATING INCOME	98,020	84,704	15.7
OTHER EXPENSE:
Floorplan interest expense	(10,015)	(10,329)	(3.0)
Other interest expense, net	(14,228)	(12,567)	13.2
Loss on extinguishment of long-term debt	—	(23,614)	(100.0)
INCOME BEFORE INCOME TAXES	73,777	38,194	93.2
PROVISION FOR INCOME TAXES	(27,467)	(21,332)	28.8
NET INCOME	$46,310	$16,862	174.6
Earnings allocated to participating securities	$(1,792)	$(619)	189.5
Earnings available to diluted common shares	$44,518	$16,243	174.1
DILUTED EARNINGS PER SHARE	$1.91	$0.62	208.1
Weighted average dilutive common shares outstanding	23,315	26,242	(11.2)
Weighted average participating securities	944	986	(4.3)
Total weighted average shares outstanding	24,259	27,228	(10.9)

	Six Months Ended June 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$2,866,986	$2,734,900	4.8
Used vehicle retail sales	1,305,487	1,127,147	15.8
Used vehicle wholesale sales	201,704	184,144	9.5
Parts and service	585,382	552,524	5.9
Finance and insurance	199,775	173,786	15.0
Total revenues	5,159,334	4,772,501	8.1
COST OF SALES:
New vehicle retail sales	2,721,125	2,587,148	5.2
Used vehicle retail sales	1,213,307	1,038,680	16.8
Used vehicle wholesale sales	199,958	179,791	11.2
Parts and service	269,487	259,612	3.8
Total cost of sales	4,403,877	4,065,231	8.3
GROSS PROFIT	755,457	707,270	6.8
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	552,037	529,528	4.3
DEPRECIATION AND AMORTIZATION EXPENSE	23,630	20,678	14.3
ASSET IMPAIRMENTS	1,039	1,721	(39.6)
OPERATING INCOME	178,751	155,343	15.1
OTHER EXPENSE:
Floorplan interest expense	(19,362)	(21,242)	(8.9)
Other interest expense, net	(28,139)	(23,080)	21.9
Loss on extinguishment of long-term debt	—	(23,614)	(100.0)
INCOME BEFORE INCOME TAXES	131,250	87,407	50.2
PROVISION FOR INCOME TAXES	(49,126)	(39,242)	25.2
NET INCOME	$82,124	$48,165	70.5
Earnings allocated to participating securities	$(3,176)	$(1,773)	79.1
Earnings available to diluted common shares	$78,948	$46,392	70.2
DILUTED EARNINGS PER SHARE	$3.38	$1.80	87.8
Weighted average dilutive common shares outstanding	23,380	25,837	(9.5)
Weighted average participating securities	938	974	(3.7)
Total weighted average shares outstanding	24,318	26,811	(9.3)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	June 30,	December 31,
	2015	2014	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$24,225	$40,975	(40.9)
Contracts in transit and vehicle receivables, net	233,888	237,448	(1.5)
Accounts and notes receivable, net	144,265	151,330	(4.7)
Inventories, net	1,657,105	1,556,705	6.4
Deferred income taxes	12,031	11,062	8.8
Prepaid expenses and other current assets	27,851	37,699	(26.1)
Total current assets	2,099,365	2,035,219	3.2
PROPERTY AND EQUIPMENT, net	965,363	950,388	1.6
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,219,011	1,134,324	7.5
OTHER ASSETS	19,235	21,561	(10.8)
Total assets	$4,302,974	$4,141,492	3.9

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,205,729	$1,143,246	5.5
Offset account related to floorplan notes payable - credit facility	(22,466)	(39,616)	(43.3)
Floorplan notes payable - manufacturer affiliates	308,710	307,656	0.3
Offset account related to floorplan notes payable - manufacturer affiliates	(23,300)	(22,500)	3.6
Current maturities of long-term debt	76,442	72,630	5.2
Accounts payable	304,361	288,320	5.6
Accrued expenses	161,123	172,463	(6.6)
Total current liabilities	2,010,599	1,922,199	4.6
5.00% SENIOR NOTES (aggregate principal of $550,000 at June 30, 2015 and December 31, 2014)	540,666	540,100	0.1
REAL ESTATE CREDIT FACILITY, net of current maturities	25,429	27,099	(6.2)
ACQUISITION LINE	90,721	69,713	30.1
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	334,736	319,984	4.6
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	50,300	51,941	(3.2)
DEFERRED INCOME TAXES	147,818	141,239	4.7
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	29,020	25,311	14.7
OTHER LIABILITIES	69,534	65,896	5.5
STOCKHOLDERS' EQUITY:
Common stock	258	257	0.4
Additional paid-in capital	287,045	286,854	0.1
Retained earnings	924,473	852,057	8.5
Accumulated other comprehensive loss	(103,341)	(81,984)	26.1
Treasury stock	(104,284)	(79,174)	31.7
Total stockholders' equity	1,004,151	978,010	2.7
Total liabilities and stockholders' equity	$4,302,974	$4,141,492	3.9

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2015 (%)	2014 (%)	2015 (%)	2014 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	6.5	5.9	6.2	5.7
	Georgia	4.6	4.8	4.6	4.6
	New Jersey	2.4	3.7	2.3	3.5
	Florida	2.3	1.4	1.8	1.3
	New Hampshire	2.0	2.2	1.9	2.2
	Louisiana	1.6	1.8	1.6	1.9
	Mississippi	1.5	1.5	1.5	1.4
	South Carolina	1.4	1.5	1.4	1.4
	Alabama	0.7	0.9	0.8	0.8
	Maryland	0.5	0.5	0.5	0.5
	New York	—	2.2	—	2.0
		23.5	26.4	22.6	25.3

West	Texas	38.5	34.1	38.6	34.1
	California	10.1	9.9	9.8	9.7
	Oklahoma	7.5	8.1	7.6	8.3
	Kansas	2.1	2.5	2.1	2.5
	Louisiana	0.7	0.7	0.7	0.7
		58.9	55.3	58.8	55.3

International	United Kingdom	10.5	8.5	10.9	9.2
	Brazil	7.1	9.8	7.7	10.2
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		26.9	27.2	26.5	26.6
BMW/MINI		11.3	11.7	11.5	11.5
Ford/Lincoln		11.2	10.8	11.6	11.4
Honda/Acura		10.8	11.4	10.8	11.5
Nissan		8.2	9.3	8.7	9.5
Chevrolet/GMC/Buick/Cadillac		7.3	5.4	7.4	5.4
Volkswagen/Audi/Porsche		7.2	6.3	6.6	6.4
Hyundai/Kia		6.4	5.5	6.0	5.5
Chrysler/Dodge/Jeep/RAM		4.8	4.4	4.6	4.5
Mercedes-Benz/smart/Sprinter		4.3	4.4	4.2	4.2
Other		1.6	3.6	2.1	3.5
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$1,279,569	$1,191,321	7.4
Used vehicle retail sales	572,533	474,075	20.8
Used vehicle wholesale sales	73,493	68,649	7.1
Total used	646,026	542,724	19.0
Parts and service	264,063	243,796	8.3
Finance and insurance	97,789	82,755	18.2
Total	$2,287,447	$2,060,596	11.0
GROSS MARGIN %:
New vehicle retail sales	4.6	5.2
Used vehicle retail sales	7.0	8.2
Used vehicle wholesale sales	(0.6)	1.7
Total used	6.2	7.4
Parts and service	55.0	54.1
Finance and insurance	100.0	100.0
Total	15.0	15.4
GROSS PROFIT:
New vehicle retail sales	$59,434	$62,096	(4.3)
Used vehicle retail sales	40,301	38,922	3.5
Used vehicle wholesale sales	(457)	1,139	(140.1)
Total used	39,844	40,061	(0.5)
Parts and service	145,117	131,865	10.0
Finance and insurance	97,789	82,755	18.2
Total	$342,184	$316,777	8.0
UNITS SOLD:
Retail new vehicles sold	36,882	34,685	6.3
Retail used vehicles sold	26,835	22,707	18.2
Wholesale used vehicles sold	11,265	10,461	7.7
Total used	38,100	33,168	14.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,694	$34,347	1.0
Used vehicle retail	$21,335	$20,878	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,611	$1,790	(10.0)
Used vehicle retail sales	1,502	1,714	(12.4)
Used vehicle wholesale sales	(41)	109	(137.6)
Total used	1,046	1,208	(13.4)
Finance and insurance (per retail unit)	$1,535	$1,442	6.4
OTHER: (1)
SG&A expenses	$238,964	$225,898	5.8
SG&A as % revenues	10.4	11.0
SG&A as % gross profit	69.8	71.3
Operating margin %	4.1	4.0
Pretax margin %	3.1	3.0
INTEREST EXPENSE:
Floorplan interest	$(8,958)	$(8,361)	7.1
Floorplan assistance	12,583	11,378	10.6
Net floorplan income	$3,625	$3,017	20.2
Other interest expense, net	$(13,073)	$(11,799)	10.8

	Six Months Ended June 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$2,366,728	$2,203,873	7.4
Used vehicle retail sales	1,084,506	924,562	17.3
Used vehicle wholesale sales	142,871	133,120	7.3
Total used	1,227,377	1,057,682	16.0
Parts and service	507,007	474,115	6.9
Finance and insurance	184,835	159,552	15.8
Total	$4,285,947	$3,895,222	10.0
GROSS MARGIN %:
New vehicle retail sales	4.8	5.1
Used vehicle retail sales	7.5	8.3
Used vehicle wholesale sales	1.2	2.6
Total used	6.7	7.5
Parts and service	54.5	53.6
Finance and insurance	100.0	100.0
Total	15.3	15.6
GROSS PROFIT:
New vehicle retail sales	$113,121	$113,031	0.1
Used vehicle retail sales	80,853	76,362	5.9
Used vehicle wholesale sales	1,688	3,395	(50.3)
Total used	82,541	79,757	3.5
Parts and service	276,175	254,168	8.7
Finance and insurance	184,835	159,552	15.8
Total	$656,672	$606,508	8.3
UNITS SOLD:
Retail new vehicles sold	68,320	64,632	5.7
Retail used vehicles sold	51,983	45,450	14.4
Wholesale used vehicles sold	21,809	20,411	6.8
Total used	73,792	65,861	12.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,642	$34,099	1.6
Used vehicle retail	$20,863	$20,342	2.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,656	$1,749	(5.3)
Used vehicle retail sales	1,555	1,680	(7.4)
Used vehicle wholesale sales	77	166	(53.6)
Total used	1,119	1,211	(7.6)
Finance and insurance (per retail unit)	$1,536	$1,449	6.0
OTHER: (1)
SG&A expenses	$468,937	$442,294	6.0
SG&A as % revenues	10.9	11.4
SG&A as % gross profit	71.4	72.9
Operating margin %	3.9	3.8
Pretax margin %	2.9	2.8
INTEREST EXPENSE:
Floorplan interest	$(17,476)	$(16,945)	3.1
Floorplan assistance	23,159	21,093	9.8
Net floorplan income	$5,683	$4,148	37.0
Other interest expense, net	$(25,797)	$(22,062)	16.9
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$160,245	$131,803	21.6	33.6
Used vehicle retail sales	91,172	73,260	24.4	36.8
Used vehicle wholesale sales	25,756	21,549	19.5	31.5
Total used	116,928	94,809	23.3	35.6
Parts and service	25,202	20,211	24.7	37.0
Finance and insurance	5,792	4,501	28.7	41.3
Total	$308,167	$251,324	22.6	34.7
GROSS MARGIN %:
New vehicle retail sales	6.1	6.9
Used vehicle retail sales	5.4	6.7
Used vehicle wholesale sales	(2.5)	(1.3)
Total used	3.6	4.9
Parts and service	55.8	56.1
Finance and insurance	100.0	100.0
Total	11.0	11.7
GROSS PROFIT:
New vehicle retail sales	$9,792	$9,040	8.3	18.7
Used vehicle retail sales	4,894	4,930	(0.7)	9.2
Used vehicle wholesale sales	(632)	(281)	124.9	145.5
Total used	4,262	4,649	(8.3)	0.9
Parts and service	14,070	11,336	24.1	36.4
Finance and insurance	5,792	4,501	28.7	41.3
Total	$33,916	$29,526	14.9	26.1
UNITS SOLD:
Retail new vehicles sold	4,686	3,626	29.2
Retail used vehicles sold	3,638	2,720	33.8
Wholesale used vehicles sold	2,956	2,195	34.7
Total used	6,594	4,915	34.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,197	$36,349	(5.9)	3.4
Used vehicle retail	$25,061	$26,934	(7.0)	2.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,090	$2,493	(16.2)	(8.2)
Used vehicle retail sales	1,345	1,813	(25.8)	(18.4)
Used vehicle wholesale sales	(214)	(128)	67.2	82.3
Total used	646	946	(31.7)	(24.8)
Finance and insurance (per retail unit)	$696	$709	(1.8)	7.7
OTHER: (1)
SG&A expenses	$26,433	$22,316	18.4	30.2
SG&A as % revenues	8.6	8.9
SG&A as % gross profit	77.9	75.6
Operating margin %	2.1	2.5
Pretax margin %	1.6	2.2
INTEREST EXPENSE:
Floorplan interest	$(555)	$(336)	65.2
Floorplan assistance	198	156	26.9
Net floorplan expense	$(357)	$(180)	98.3
Other interest expense, net	$(824)	$(509)	61.9

	Six Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$311,456	$262,404	18.7	30.4
Used vehicle retail sales	180,308	144,737	24.6	36.5
Used vehicle wholesale sales	53,834	41,194	30.7	43.3
Total used	234,142	185,931	25.9	38.0
Parts and service	50,790	41,571	22.2	33.8
Finance and insurance	11,320	9,119	24.1	36.1
Total	$607,708	$499,025	21.8	33.6
GROSS MARGIN %:
New vehicle retail sales	6.3	6.7
Used vehicle retail sales	5.3	5.9
Used vehicle wholesale sales	(0.6)	0.4
Total used	3.9	4.7
Parts and service	54.7	55.1
Finance and insurance	100.0	100.0
Total	11.2	11.7
GROSS PROFIT:
New vehicle retail sales	$19,742	$17,538	12.6	23.8
Used vehicle retail sales	9,532	8,519	11.9	22.8
Used vehicle wholesale sales	(311)	170	(282.9)	(296.2)
Total used	9,221	8,689	6.1	16.5
Parts and service	27,791	22,909	21.3	32.9
Finance and insurance	11,320	9,119	24.1	36.1
Total	$68,074	$58,255	16.9	28.2
UNITS SOLD:
Retail new vehicles sold	9,195	7,371	24.7
Retail used vehicles sold	7,281	5,459	33.4
Wholesale used vehicles sold	5,891	4,356	35.2
Total used	13,172	9,815	34.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,872	$35,600	(4.9)	4.6
Used vehicle retail	$24,764	$26,513	(6.6)	2.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,147	$2,379	(9.8)	(0.7)
Used vehicle retail sales	1,309	1,561	(16.1)	(7.9)
Used vehicle wholesale sales	(53)	39	(235.9)	(245.1)
Total used	700	885	(20.9)	(13.2)
Finance and insurance (per retail unit)	$687	$711	(3.4)	6.0
OTHER: (1)
SG&A expenses	$53,195	$44,788	18.8	30.2
SG&A as % revenues	8.8	9.0
SG&A as % gross profit	78.1	76.9
Operating margin %	2.1	2.4
Pretax margin %	1.7	2.0
INTEREST EXPENSE:
Floorplan interest	$(1,065)	$(769)	38.5
Floorplan assistance	383	258	48.4
Net floorplan expense	$(682)	$(511)	33.5
Other interest expense, net	$(1,559)	$(960)	62.4
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$94,448	$142,940	(33.9)	(8.9)
Used vehicle retail sales	18,589	29,915	(37.9)	(14.3)
Used vehicle wholesale sales	2,263	4,773	(52.6)	(34.6)
Total used	20,852	34,688	(39.9)	(17.1)
Parts and service	13,928	19,200	(27.5)	0.1
Finance and insurance	1,638	2,890	(43.3)	(21.9)
Total	$130,866	$199,718	(34.5)	(9.6)
GROSS MARGIN %:
New vehicle retail sales	7.3	6.8
Used vehicle retail sales	4.6	6.1
Used vehicle wholesale sales	6.9	8.0
Total used	4.9	6.3
Parts and service	42.4	41.9
Finance and insurance	100.0	100.0
Total	11.8	11.4
GROSS PROFIT:
New vehicle retail sales	$6,904	$9,710	(28.9)	(2.0)
Used vehicle retail sales	864	1,814	(52.4)	(34.3)
Used vehicle wholesale sales	156	383	(59.3)	(43.9)
Total used	1,020	2,197	(53.6)	(36.0)
Parts and service	5,911	8,048	(26.6)	1.3
Finance and insurance	1,638	2,890	(43.3)	(21.9)
Total	$15,473	$22,845	(32.3)	(6.6)
UNITS SOLD:
Retail new vehicles sold	3,197	4,145	(22.9)
Retail used vehicles sold	966	1,294	(25.3)
Wholesale used vehicles sold	406	574	(29.3)
Total used	1,372	1,868	(26.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,543	$34,485	(14.3)	18.1
Used vehicle retail	$19,243	$23,118	(16.8)	14.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,160	$2,343	(7.8)	27.1
Used vehicle retail sales	894	1,402	(36.2)	(12.0)
Used vehicle wholesale sales	384	667	(42.4)	(20.7)
Total used	743	1,176	(36.8)	(12.8)
Finance and insurance (per retail unit)	$393	$531	(26.0)	2.1
OTHER: (1)
SG&A expenses	$14,063	$21,732	(35.3)	(10.7)
SG&A as % revenues	10.7	10.9
SG&A as % gross profit	90.9	95.1
Operating margin %	0.7	0.3
Pretax margin %	—	(0.7)
INTEREST EXPENSE:
Floorplan interest	$(502)	$(1,632)	(69.2)
Floorplan assistance	—	—	—
Net floorplan expense	$(502)	$(1,632)	(69.2)
Other interest expense, net	$(331)	$(259)	27.8

	Six Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$188,802	$268,623	(29.7)	(9.1)
Used vehicle retail sales	40,673	57,848	(29.7)	(9.9)
Used vehicle wholesale sales	4,999	9,830	(49.1)	(35.2)
Total used	45,672	67,678	(32.5)	(13.5)
Parts and service	27,585	36,838	(25.1)	(3.0)
Finance and insurance	3,620	5,115	(29.2)	(8.7)
Total	$265,679	$378,254	(29.8)	(9.3)
GROSS MARGIN %:
New vehicle retail sales	6.9	6.4
Used vehicle retail sales	4.4	6.2
Used vehicle wholesale sales	7.4	8.0
Total used	4.7	6.5
Parts and service	43.2	43.0
Finance and insurance	100.0	100.0
Total	11.6	11.2
GROSS PROFIT:
New vehicle retail sales	$12,998	$17,183	(24.4)	(1.8)
Used vehicle retail sales	1,795	3,586	(49.9)	(36.0)
Used vehicle wholesale sales	369	788	(53.2)	(40.5)
Total used	2,164	4,374	(50.5)	(36.8)
Parts and service	11,929	15,835	(24.7)	(2.7)
Finance and insurance	3,620	5,115	(29.2)	(8.7)
Total	$30,711	$42,507	(27.8)	(6.6)
UNITS SOLD:
Retail new vehicles sold	6,489	8,202	(20.9)
Retail used vehicles sold	2,158	2,689	(19.7)
Wholesale used vehicles sold	867	1,247	(30.5)
Total used	3,025	3,936	(23.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,096	$32,751	(11.2)	14.9
Used vehicle retail	$18,848	$21,513	(12.4)	12.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,003	$2,095	(4.4)	24.1
Used vehicle retail sales	832	1,334	(37.6)	(20.3)
Used vehicle wholesale sales	426	632	(32.6)	(14.4)
Total used	715	1,111	(35.6)	(17.8)
Finance and insurance (per retail unit)	$419	$470	(10.9)	15.0
OTHER: (1)
SG&A expenses	$28,798	$40,422	(28.8)	(7.9)
SG&A as % revenues	10.8	10.7
SG&A as % gross profit	93.8	95.1
Operating margin %	0.3	0.3
Pretax margin %	(0.3)	(0.7)
INTEREST EXPENSE:
Floorplan interest	$(821)	$(3,528)	(76.7)
Floorplan assistance	—	—	—
Net floorplan expense	$(821)	$(3,528)	(76.7)
Other interest expense, net	$(784)	$(58)	1,251.7
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$1,534,262	$1,466,064	4.7	8.2
Used vehicle retail sales	682,294	577,250	18.2	21.0
Used vehicle wholesale sales	101,512	94,971	6.9	10.5
Total used	783,806	672,221	16.6	19.5
Parts and service	303,193	283,207	7.1	9.8
Finance and insurance	105,219	90,146	16.7	18.0
Total	$2,726,480	$2,511,638	8.6	11.7
GROSS MARGIN %:
New vehicle retail sales	5.0	5.5
Used vehicle retail sales	6.8	7.9
Used vehicle wholesale sales	(0.9)	1.3
Total used	5.8	7.0
Parts and service	54.5	53.4
Finance and insurance	100.0	100.0
Total	14.4	14.7
GROSS PROFIT:
New vehicle retail sales	$76,130	$80,846	(5.8)	(1.4)
Used vehicle retail sales	46,059	45,666	0.9	2.6
Used vehicle wholesale sales	(933)	1,241	(175.2)	(175.2)
Total used	45,126	46,907	(3.8)	(2.1)
Parts and service	165,098	151,249	9.2	11.6
Finance and insurance	105,219	90,146	16.7	18.0
Total	$391,573	$369,148	6.1	8.6
UNITS SOLD:
Retail new vehicles sold	44,765	42,456	5.4
Retail used vehicles sold	31,439	26,721	17.7
Wholesale used vehicles sold	14,627	13,230	10.6
Total used	46,066	39,951	15.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,274	$34,531	(0.7)	2.6
Used vehicle retail	$21,702	$21,603	0.5	2.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,701	$1,904	(10.7)	(6.5)
Used vehicle retail sales	1,465	1,709	(14.3)	(12.8)
Used vehicle wholesale sales	(64)	94	(168.1)	(168.0)
Total used	980	1,174	(16.5)	(15.1)
Finance and insurance (per retail unit)	$1,381	$1,303	6.0	7.2
OTHER: (1)
SG&A expenses	$279,460	$269,946	3.5	6.5
SG&A as % revenues	10.2	10.7
SG&A as % gross profit	71.4	73.1
Operating margin %	3.7	3.5
Pretax margin %	2.8	2.6
INTEREST EXPENSE:
Floorplan interest	$(10,015)	$(10,329)	(3.0)
Floorplan assistance	12,781	11,534	10.8
Net floorplan income	$2,766	$1,205	129.5
Other interest expense, net	$(14,228)	$(12,567)	13.2

	Six Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$2,866,986	$2,734,900	4.8	8.0
Used vehicle retail sales	1,305,487	1,127,147	15.8	18.4
Used vehicle wholesale sales	201,704	184,144	9.5	13.1
Total used	1,507,191	1,311,291	14.9	17.6
Parts and service	585,382	552,524	5.9	8.3
Finance and insurance	199,775	173,786	15.0	16.2
Total	$5,159,334	$4,772,501	8.1	11.0
GROSS MARGIN %:
New vehicle retail sales	5.1	5.4
Used vehicle retail sales	7.1	7.8
Used vehicle wholesale sales	0.9	2.4
Total used	6.2	7.1
Parts and service	54.0	53.0
Finance and insurance	100.0	100.0
Total	14.6	14.8
GROSS PROFIT:
New vehicle retail sales	$145,861	$147,752	(1.3)	2.7
Used vehicle retail sales	92,180	88,467	4.2	5.8
Used vehicle wholesale sales	1,746	4,353	(59.9)	(58.1)
Total used	93,926	92,820	1.2	2.8
Parts and service	315,895	292,912	7.8	9.9
Finance and insurance	199,775	173,786	15.0	16.2
Total	$755,457	$707,270	6.8	9.0
UNITS SOLD:
Retail new vehicles sold	84,004	80,205	4.7
Retail used vehicles sold	61,422	53,598	14.6
Wholesale used vehicles sold	28,567	26,014	9.8
Total used	89,989	79,612	13.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,129	$34,099	0.1	3.1
Used vehicle retail	$21,254	$21,030	1.1	3.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,736	$1,842	(5.8)	(2.0)
Used vehicle retail sales	1,501	1,651	(9.1)	(7.7)
Used vehicle wholesale sales	61	167	(63.5)	(61.9)
Total used	1,044	1,166	(10.5)	(9.0)
Finance and insurance (per retail unit)	$1,374	$1,299	5.8	6.9
OTHER: (1)
SG&A expenses	$550,930	$527,504	4.4	7.0
SG&A as % revenues	10.7	11.1
SG&A as % gross profit	72.9	74.6
Operating margin %	3.5	3.3
Pretax margin %	2.6	2.4
INTEREST EXPENSE:
Floorplan interest	$(19,362)	$(21,242)	(8.9)
Floorplan assistance	23,542	21,351	10.3
Net floorplan income	$4,180	$109	3,734.9
Other interest expense, net	$(28,139)	$(23,080)	21.9
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$1,186,659	$1,128,008	5.2
Used vehicle retail sales	527,586	454,384	16.1
Used vehicle wholesale sales	65,582	65,332	0.4
Total used	593,168	519,716	14.1
Parts and service	249,437	230,988	8.0
Finance and insurance	91,104	80,567	13.1
Total	$2,120,368	$1,959,279	8.2
GROSS MARGIN %:
New vehicle retail sales	4.5	5.2
Used vehicle retail sales	7.1	8.3
Used vehicle wholesale sales	(0.2)	1.7
Total used	6.3	7.5
Parts and service	54.7	54.0
Finance and insurance	100.0	100.0
Total	15.0	15.5
GROSS PROFIT:
New vehicle retail sales	$53,742	$58,636	(8.3)
Used vehicle retail sales	37,374	37,686	(0.8)
Used vehicle wholesale sales	(134)	1,108	(112.1)
Total used	37,240	38,794	(4.0)
Parts and service	136,362	124,758	9.3
Finance and insurance	91,104	80,567	13.1
Total	$318,448	$302,755	5.2
UNITS SOLD:
Retail new vehicles sold	34,657	33,155	4.5
Retail used vehicles sold	25,086	21,973	14.2
Wholesale used vehicles sold	10,472	10,123	3.4
Total used	35,558	32,096	10.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,240	$34,022	0.6
Used vehicle retail	$21,031	$20,679	1.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,551	$1,769	(12.3)
Used vehicle retail sales	1,490	1,715	(13.1)
Used vehicle wholesale sales	(13)	109	(111.9)
Total used	1,047	1,209	(13.4)
Finance and insurance (per retail unit)	$1,525	$1,461	4.4
OTHER: (2)
SG&A expenses	$221,615	$213,316	3.9
SG&A as % revenues	10.5	10.9
SG&A as % gross profit	69.6	70.5
Operating margin %	4.1	4.1

	Six Months Ended June 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$2,205,332	$2,092,306	5.4
Used vehicle retail sales	997,217	887,125	12.4
Used vehicle wholesale sales	130,352	125,494	3.9
Total used	1,127,569	1,012,619	11.4
Parts and service	479,800	449,341	6.8
Finance and insurance	172,181	155,497	10.7
Total	$3,984,882	$3,709,763	7.4
GROSS MARGIN %:
New vehicle retail sales	4.7	5.1
Used vehicle retail sales	7.5	8.4
Used vehicle wholesale sales	1.4	2.7
Total used	6.8	7.7
Parts and service	54.1	53.5
Finance and insurance	100.0	100.0
Total	15.3	15.7
GROSS PROFIT:
New vehicle retail sales	$102,648	$107,195	(4.2)
Used vehicle retail sales	74,536	74,351	0.2
Used vehicle wholesale sales	1,886	3,405	(44.6)
Total used	76,422	77,756	(1.7)
Parts and service	259,483	240,464	7.9
Finance and insurance	172,181	155,497	10.7
Total	$610,734	$580,912	5.1
UNITS SOLD:
Retail new vehicles sold	64,336	61,869	4.0
Retail used vehicles sold	48,443	44,034	10.0
Wholesale used vehicles sold	20,308	19,584	3.7
Total used	68,751	63,618	8.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,278	$33,818	1.4
Used vehicle retail	$20,585	$20,146	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,595	$1,733	(8.0)
Used vehicle retail sales	1,539	1,688	(8.8)
Used vehicle wholesale sales	93	174	(46.6)
Total used	1,112	1,222	(9.0)
Finance and insurance (per retail unit)	$1,527	$1,468	4.0
OTHER: (2)
SG&A expenses	$436,289	$416,686	4.7
SG&A as % revenues	10.9	11.2
SG&A as % gross profit	71.4	71.7
Operating margin %	3.9	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$134,107	$131,804	1.7	11.8
Used vehicle retail sales	75,449	73,260	3.0	13.2
Used vehicle wholesale sales	20,062	21,549	(6.9)	2.4
Total used	95,511	94,809	0.7	10.7
Parts and service	19,723	20,206	(2.4)	7.2
Finance and insurance	4,934	4,500	9.6	20.3
Total	$254,275	$251,319	1.2	11.2
GROSS MARGIN %:
New vehicle retail sales	6.0	6.9
Used vehicle retail sales	5.3	6.7
Used vehicle wholesale sales	(2.5)	(1.3)
Total used	3.7	4.9
Parts and service	57.6	56.1
Finance and insurance	100.0	100.0
Total	10.9	11.7
GROSS PROFIT:
New vehicle retail sales	$8,010	$9,041	(11.4)	(2.9)
Used vehicle retail sales	4,029	4,930	(18.3)	(10.1)
Used vehicle wholesale sales	(497)	(281)	76.9	92.8
Total used	3,532	4,649	(24.0)	(16.3)
Parts and service	11,359	11,331	0.2	10.1
Finance and insurance	4,934	4,500	9.6	20.3
Total	$27,835	$29,521	(5.7)	3.5
UNITS SOLD:
Retail new vehicles sold	4,025	3,626	11.0
Retail used vehicles sold	3,104	2,720	14.1
Wholesale used vehicles sold	2,441	2,195	11.2
Total used	5,545	4,915	12.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,319	$36,350	(8.3)	0.7
Used vehicle retail	$24,307	$26,934	(9.8)	(0.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,990	$2,493	(20.2)	(12.5)
Used vehicle retail sales	1,298	1,813	(28.4)	(21.2)
Used vehicle wholesale sales	(204)	(128)	59.4	73.3
Total used	637	946	(32.7)	(25.8)
Finance and insurance (per retail unit)	$692	$709	(2.4)	7.1
OTHER:
SG&A expenses	$21,689	$22,314	(2.8)	6.8
SG&A as % revenues	8.5	8.9
SG&A as % gross profit	77.9	75.6
Operating margin %	2.1	2.5

	Six Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$258,169	$262,406	(1.6)	8.1
Used vehicle retail sales	148,512	144,736	2.6	12.4
Used vehicle wholesale sales	40,864	41,194	(0.8)	8.8
Total used	189,376	185,930	1.9	11.6
Parts and service	39,904	41,566	(4.0)	5.1
Finance and insurance	9,754	9,118	7.0	17.3
Total	$497,203	$499,020	(0.4)	9.3
GROSS MARGIN %:
New vehicle retail sales	6.3	6.7
Used vehicle retail sales	5.3	5.9
Used vehicle wholesale sales	(0.3)	0.4
Total used	4.1	4.7
Parts and service	56.6	55.1
Finance and insurance	100.0	100.0
Total	11.3	11.7
GROSS PROFIT:
New vehicle retail sales	$16,136	$17,540	(8.0)	1.2
Used vehicle retail sales	7,819	8,518	(8.2)	0.8
Used vehicle wholesale sales	(120)	170	(170.6)	(173.9)
Total used	7,699	8,688	(11.4)	(2.7)
Parts and service	22,582	22,904	(1.4)	8.0
Finance and insurance	9,754	9,118	7.0	17.3
Total	$56,171	$58,250	(3.6)	5.8
UNITS SOLD:
Retail new vehicles sold	7,844	7,371	6.4
Retail used vehicles sold	6,149	5,459	12.6
Wholesale used vehicles sold	4,818	4,356	10.6
Total used	10,967	9,815	11.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,913	$35,600	(7.5)	1.6
Used vehicle retail	$24,152	$26,513	(8.9)	(0.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,057	$2,380	(13.6)	(4.9)
Used vehicle retail sales	1,272	1,560	(18.5)	(10.5)
Used vehicle wholesale sales	(25)	39	(164.1)	(166.8)
Total used	702	885	(20.7)	(12.9)
Finance and insurance (per retail unit)	$697	$711	(2.0)	7.6
OTHER:
SG&A expenses	$43,313	$44,786	(3.3)	6.0
SG&A as % revenues	8.7	9.0
SG&A as % gross profit	77.1	76.9
Operating margin %	2.3	2.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$89,804	$133,825	(32.9)	(7.5)
Used vehicle retail sales	18,492	28,564	(35.3)	(10.7)
Used vehicle wholesale sales	2,240	3,848	(41.8)	(19.8)
Total used	20,732	32,412	(36.0)	(11.8)
Parts and service	13,794	16,927	(18.5)	12.5
Finance and insurance	1,612	2,593	(37.8)	(14.3)
Total	$125,942	$185,757	(32.2)	(6.5)
GROSS MARGIN %:
New vehicle retail sales	7.3	6.5
Used vehicle retail sales	4.7	6.0
Used vehicle wholesale sales	7.0	7.6
Total used	4.9	6.2
Parts and service	42.5	43.2
Finance and insurance	100.0	100.0
Total	11.9	11.1
GROSS PROFIT:
New vehicle retail sales	$6,513	$8,712	(25.2)	3.1
Used vehicle retail sales	862	1,727	(50.1)	(31.3)
Used vehicle wholesale sales	157	294	(46.6)	(26.7)
Total used	1,019	2,021	(49.6)	(30.6)
Parts and service	5,864	7,307	(19.7)	10.7
Finance and insurance	1,612	2,593	(37.8)	(14.3)
Total	$15,008	$20,633	(27.3)	0.3
UNITS SOLD:
Retail new vehicles sold	3,110	3,688	(15.7)
Retail used vehicles sold	959	1,197	(19.9)
Wholesale used vehicles sold	404	461	(12.4)
Total used	1,363	1,658	(17.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,876	$36,287	(20.4)	9.7
Used vehicle retail	$19,283	$23,863	(19.2)	11.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,094	$2,362	(11.3)	22.2
Used vehicle retail sales	899	1,443	(37.7)	(14.2)
Used vehicle wholesale sales	389	638	(39.0)	(16.3)
Total used	748	1,219	(38.6)	(15.6)
Finance and insurance (per retail unit)	$396	$531	(25.4)	2.9
OTHER: (2)
SG&A expenses	$13,569	$19,133	(29.1)	(2.2)
SG&A as % revenues	10.8	10.3
SG&A as % gross profit	90.4	92.7
Operating margin %	0.7	0.5

	Six Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$181,959	$251,039	(27.5)	(6.4)
Used vehicle retail sales	40,534	54,748	(26.0)	(5.1)
Used vehicle wholesale sales	4,974	7,983	(37.7)	(20.7)
Total used	45,508	62,731	(27.5)	(7.1)
Parts and service	27,334	32,662	(16.3)	8.3
Finance and insurance	3,578	4,569	(21.7)	1.0
Total	$258,379	$351,001	(26.4)	(5.0)
GROSS MARGIN %:
New vehicle retail sales	6.9	6.1
Used vehicle retail sales	4.4	6.1
Used vehicle wholesale sales	7.4	7.7
Total used	4.8	6.3
Parts and service	43.3	44.3
Finance and insurance	100.0	100.0
Total	11.6	10.9
GROSS PROFIT:
New vehicle retail sales	$12,514	$15,389	(18.7)	5.5
Used vehicle retail sales	1,802	3,367	(46.5)	(31.6)
Used vehicle wholesale sales	370	612	(39.5)	(23.3)
Total used	2,172	3,979	(45.4)	(30.4)
Parts and service	11,829	14,467	(18.2)	5.6
Finance and insurance	3,578	4,569	(21.7)	1.0
Total	$30,093	$38,404	(21.6)	1.3
UNITS SOLD:
Retail new vehicles sold	6,363	7,281	(12.6)
Retail used vehicles sold	2,151	2,458	(12.5)
Wholesale used vehicles sold	864	989	(12.6)
Total used	3,015	3,447	(12.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,596	$34,479	(17.1)	7.1
Used vehicle retail	$18,844	$22,273	(15.4)	8.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,967	$2,114	(7.0)	20.7
Used vehicle retail sales	838	1,370	(38.8)	(21.9)
Used vehicle wholesale sales	428	619	(30.9)	(12.2)
Total used	720	1,154	(37.6)	(20.4)
Finance and insurance (per retail unit)	$420	$469	(10.4)	15.5
OTHER: (2)
SG&A expenses	$27,519	$35,460	(22.4)	0.4
SG&A as % revenues	10.7	10.1
SG&A as % gross profit	91.4	92.3
Operating margin %	0.6	0.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$1,410,570	$1,393,637	1.2	4.6
Used vehicle retail sales	621,527	556,208	11.7	14.3
Used vehicle wholesale sales	87,884	90,729	(3.1)	—
Total used	709,411	646,937	9.7	12.3
Parts and service	282,954	268,121	5.5	8.2
Finance and insurance	97,650	87,660	11.4	12.6
Total	$2,500,585	$2,396,355	4.3	7.4
GROSS MARGIN %:
New vehicle retail sales	4.8	5.5
Used vehicle retail sales	6.8	8.0
Used vehicle wholesale sales	(0.5)	1.2
Total used	5.9	7.0
Parts and service	54.3	53.5
Finance and insurance	100.0	100.0
Total	14.4	14.7
GROSS PROFIT:
New vehicle retail sales	$68,265	$76,389	(10.6)	(6.4)
Used vehicle retail sales	42,265	44,343	(4.7)	(3.0)
Used vehicle wholesale sales	(474)	1,121	(142.3)	(141.0)
Total used	41,791	45,464	(8.1)	(6.4)
Parts and service	153,585	143,396	7.1	9.4
Finance and insurance	97,650	87,660	11.4	12.6
Total	$361,291	$352,909	2.4	4.8
UNITS SOLD:
Retail new vehicles sold	41,792	40,469	3.3
Retail used vehicles sold	29,149	25,890	12.6
Wholesale used vehicles sold	13,317	12,779	4.2
Total used	42,466	38,669	9.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,752	$34,437	(2.0)	1.3
Used vehicle retail	$21,322	$21,484	(0.7)	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,633	$1,888	(13.5)	(9.4)
Used vehicle retail sales	1,450	1,713	(15.4)	(13.9)
Used vehicle wholesale sales	(36)	88	(140.9)	(139.4)
Total used	984	1,176	(16.3)	(14.8)
Finance and insurance (per retail unit)	$1,376	$1,321	4.2	5.4
OTHER: (2)
SG&A expenses	$256,874	$254,764	0.8	3.7
SG&A as % revenues	10.3	10.6
SG&A as % gross profit	71.1	72.2
Operating margin %	3.7	3.7

	Six Months Ended June 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$2,645,460	$2,605,751	1.5	4.5
Used vehicle retail sales	1,186,263	1,086,609	9.2	11.5
Used vehicle wholesale sales	176,190	174,671	0.9	3.9
Total used	1,362,453	1,261,280	8.0	10.5
Parts and service	547,038	523,569	4.5	6.7
Finance and insurance	185,513	169,184	9.7	10.8
Total	$4,740,464	$4,559,784	4.0	6.7
GROSS MARGIN %:
New vehicle retail sales	5.0	5.4
Used vehicle retail sales	7.1	7.9
Used vehicle wholesale sales	1.2	2.4
Total used	6.3	7.2
Parts and service	53.7	53.1
Finance and insurance	100.0	100.0
Total	14.7	14.9
GROSS PROFIT:
New vehicle retail sales	$131,298	$140,124	(6.3)	(2.5)
Used vehicle retail sales	84,157	86,236	(2.4)	(0.9)
Used vehicle wholesale sales	2,136	4,187	(49.0)	(46.8)
Total used	86,293	90,423	(4.6)	(3.1)
Parts and service	293,894	277,835	5.8	7.8
Finance and insurance	185,513	169,184	9.7	10.8
Total	$696,998	$677,566	2.9	5.0
UNITS SOLD:
Retail new vehicles sold	78,543	76,521	2.6
Retail used vehicles sold	56,743	51,951	9.2
Wholesale used vehicles sold	25,990	24,929	4.3
Total used	82,733	76,880	7.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,682	$34,053	(1.1)	1.8
Used vehicle retail	$20,906	$20,916	—	2.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,672	$1,831	(8.7)	(5.0)
Used vehicle retail sales	1,483	1,660	(10.7)	(9.3)
Used vehicle wholesale sales	82	168	(51.2)	(48.9)
Total used	1,043	1,176	(11.3)	(9.9)
Finance and insurance (per retail unit)	$1,371	$1,317	4.1	5.2
OTHER: (2)
SG&A expenses	$507,121	$496,933	2.1	4.5
SG&A as % revenues	10.7	10.9
SG&A as % gross profit	72.8	73.3
Operating margin %	3.5	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$239,863	$227,506	5.4
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	1,052	510
Legal settlements	(1,000)	(442)
Adjusted SG&A (1)	$238,964	$225,898	5.8
SG&A AS % REVENUES:
Unadjusted	10.5	11.0
Adjusted (1)	10.4	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	70.1	71.8
Adjusted (1)	69.8	71.3
OPERATING MARGIN %:
Unadjusted	4.0	3.8
Adjusted (1),(2)	4.1	4.0
PRETAX MARGIN %:
Unadjusted	3.0	1.7
Adjusted (1),(3)	3.1	3.0
SAME STORE SG&A RECONCILIATION:
As reported	$223,930	$215,434	3.9
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	(364)	—
Legal settlements	(1,000)	(442)
Adjusted Same Store SG&A (1)	$221,615	$213,316	3.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	11.0
Adjusted (1)	10.5	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	70.3	71.2
Adjusted (1)	69.6	70.5
SAME STORE OPERATING MARGIN %:
Unadjusted	4.0	3.9
Adjusted (1),(4)	4.1	4.1

	Six Months Ended June 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$469,836	$443,902	5.8
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	1,052	510
Legal settlements	(1,000)	(442)
Adjusted SG&A (1)	$468,937	$442,294	6.0
SG&A AS % REVENUES:
Unadjusted	11.0	11.4
Adjusted (1)	10.9	11.4
SG&A AS % GROSS PROFIT:
Unadjusted	71.5	73.2
Adjusted (1)	71.4	72.9
OPERATING MARGIN %:
Unadjusted	3.9	3.7
Adjusted (1),(2)	3.9	3.8
PRETAX MARGIN %:
Unadjusted	2.9	2.1
Adjusted (1),(3)	2.9	2.8
SAME STORE SG&A RECONCILIATION:
As reported	$438,604	$418,804	4.7
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	(364)	—
Legal settlements	(1,000)	(442)
Adjusted Same Store SG&A (1)	$436,289	$416,686	4.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	11.3
Adjusted (1)	10.9	11.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.8	72.1
Adjusted (1)	71.4	71.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.8	3.9
Adjusted (1),(4)	3.9	4.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $498 for the three and six months ended June 30, 2015 and $1,721 for the three and six months ended June 30, 2014.

(3)
Excludes the impact of SG&A reconciling items above, as well as loss on redemption of long-term debt of $23,614 for the three and six months ended June 30, 2014, non-cash asset impairment charges of $498 for the three and six months ended June 30, 2015, and non-cash asset impairment charges of $1,721 for the three and six months ended June 30, 2014.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $498 for the three and six months ended June 30, 2015 and $1,721 for the three and six months ended June 30, 2014.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$26,641	$22,316	19.4
Pre-tax adjustments:
Severance costs	(208)	—
Adjusted SG&A (1)	$26,433	$22,316	18.4
SG&A AS % REVENUES:
Unadjusted	8.6	8.9
Adjusted (1)	8.6	8.9
SG&A AS % GROSS PROFIT:
Unadjusted	78.5	75.6
Adjusted (1)	77.9	75.6
OPERATING MARGIN %:
Unadjusted	2.0	2.5
Adjusted (1),(2)	2.1	2.5
PRETAX MARGIN %:
Unadjusted	1.6	2.2
Adjusted (1),(2)	1.6	2.2

	Six Months Ended June 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$53,403	$44,788	19.2
Pre-tax adjustments:
Severance costs	(208)	—
Adjusted SG&A (1)	$53,195	$44,788	18.8
SG&A AS % REVENUES:
Unadjusted	8.8	9.0
Adjusted (1)	8.8	9.0
SG&A AS % GROSS PROFIT:
Unadjusted	78.4	76.9
Adjusted (1)	78.1	76.9
OPERATING MARGIN %:
Unadjusted	2.1	2.4
Adjusted (1),(2)	2.1	2.4
PRETAX MARGIN %:
Unadjusted	1.6	2.0
Adjusted (1),(2)	1.7	2.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$14,063	$22,148	(36.5)
Pre-tax adjustments:
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$14,063	$21,732	(35.3)
SG&A AS % REVENUES:
Unadjusted	10.7	11.1
Adjusted (1)	10.7	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	90.9	96.9
Adjusted (1)	90.9	95.1
OPERATING MARGIN %
Unadjusted	0.3	0.1
Adjusted (1),(2)	0.7	0.3
PRETAX MARGIN %:
Unadjusted	(0.4)	(0.9)
Adjusted (1),(2)	—	(0.7)
SAME STORE SG&A RECONCILIATION:
As reported	$13,569	$19,549	(30.6)
Pre-tax adjustments:
Foreign transaction tax	—	(416)
Adjusted Same Store SG&A (1)	$13,569	$19,133	(29.1)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.5
Adjusted (1)	10.8	10.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	90.4	94.7
Adjusted (1)	90.4	92.7
SAME STORE OPERATING MARGIN %:
Unadjusted	0.7	0.3
Adjusted (1),(3)	0.7	0.5

	Six Months Ended June 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$28,798	$40,838	(29.5)
Pre-tax adjustments:
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$28,798	$40,422	(28.8)
SG&A AS % REVENUES:
Unadjusted	10.8	10.8
Adjusted (1)	10.8	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	93.8	96.1
Adjusted (1)	93.8	95.1
OPERATING MARGIN %:
Unadjusted	0.1	0.1
Adjusted (1),(2)	0.3	0.3
PRETAX MARGIN %:
Unadjusted	(0.5)	(0.8)
Adjusted (1),(2)	(0.3)	(0.7)
SAME STORE SG&A RECONCILIATION:
As reported	$27,519	$35,876	(23.3)
Pre-tax adjustments:
Foreign transaction tax	—	(416)
Adjusted Same Store SG&A (1)	$27,519	$35,460	(22.4)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.7	10.2
Adjusted (1)	10.7	10.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	91.4	93.4
Adjusted (1)	91.4	92.3
SAME STORE OPERATING MARGIN %:
Unadjusted	0.6	0.4
Adjusted (1),(3)	0.6	0.6

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $541 for the three and six months ended June 30, 2015.
(3)	Excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended June 30,
	2015	2014	% Change
NET INCOME RECONCILIATION:
As reported	$46,310	$16,862	174.6
After-tax adjustments:
Catastrophic events (5)	593	1,039
(Gain) loss on real estate and dealership transactions (6)	(601)	(316)
Severance costs (7)	167	—
Legal settlements (8)	610	274
Foreign transaction tax (9)	—	274
Non-cash asset impairment (10)	848	1,067
Loss on extinguishment of long-term debt (11)	—	20,778
Adjusted net income (1)	$47,927	$39,978	19.9
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income	$47,927	$39,978	19.9
Less: Adjusted earnings allocated to participating securities	1,855	1,456	27.4
Adjusted net income available to diluted common shares	$46,072	$38,522	19.6
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.91	$0.62	208.1
After-tax adjustments:
Catastrophic events	0.02	0.04
Gain (loss) on real estate and dealership transactions	(0.03)	(0.01)
Severance costs	0.01	—
Legal settlements	0.03	0.01
Foreign transaction tax	—	0.01
Non-cash asset impairment	0.04	0.04
Loss on extinguishment of long-term debt	—	0.76
Adjusted diluted income per share (1)	$1.98	$1.47	34.7
SG&A RECONCILIATION:
As reported	$280,567	$271,970	3.2
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	1,052	510
Severance costs	(208)	—
Legal settlements	(1,000)	(442)
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$279,460	$269,946	3.5
SG&A AS % REVENUES:
Unadjusted	10.3	10.8
Adjusted (1)	10.2	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	71.7	73.7
Adjusted (1)	71.4	73.1

OPERATING MARGIN %:
Unadjusted	3.6	3.4
Adjusted (1),(2)	3.7	3.5
PRETAX MARGIN %:
Unadjusted	2.7	1.5
Adjusted (1),(3)	2.8	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$259,189	$257,298	0.7
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	(364)	—
Legal settlements	(1,000)	(442)
Foreign transaction tax	—	(416)
Adjusted Same Store SG&A (1)	$256,874	$254,764	0.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.4	10.7
Adjusted (1)	10.3	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.7	72.9
Adjusted (1)	71.1	72.2
SAME STORE OPERATING MARGIN %:
Unadjusted	3.6	3.5
Adjusted (1),(4)	3.7	3.7

	Six Months Ended June 30,
	2015	2014	% Change
NET INCOME RECONCILIATION:
As reported	$82,124	$48,165	70.5
After-tax adjustments:
Catastrophic events (5)	593	1,039
(Gain) loss on real estate and dealership transactions (6)	(601)	(316)
Severance costs (7)	167	—
Legal settlements (8)	610	274
Foreign transaction tax (9)	—	274
Non-cash asset impairment (10)	848	1,067
Loss on extinguishment of long-term debt (11)	—	20,778
Adjusted net income (1)	$83,741	$71,281	17.5
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income	$83,741	$71,281	17.5
Less: Adjusted earnings allocated to participating securities	3,238	2,613	23.9
Adjusted net income available to diluted common shares	$80,503	$68,668	17.2
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$3.38	$1.80	87.8
After-tax adjustments:
Catastrophic events	0.02	0.04
Gain (loss) on real estate and dealership transactions	(0.02)	(0.01)
Severance costs	0.01	—
Legal settlements	0.02	0.01
Foreign transaction tax	—	0.01
Non-cash asset impairment	0.03	0.04
Loss on extinguishment of long-term debt	—	0.77
Adjusted diluted income per share (1)	$3.44	$2.66	29.3
SG&A RECONCILIATION:
As reported	$552,037	$529,528	4.3
Pre-tax adjustments:
Catastrophic events	(951)	(1,676)
Gain (loss) on real estate and dealership transactions	1,052	510
Severance costs	(208)	—
Legal settlements	(1,000)	(442)
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$550,930	$527,504	4.4
SG&A AS % REVENUES:
Unadjusted	10.7	11.1
Adjusted (1)	10.7	11.1
SG&A AS % GROSS PROFIT:
Unadjusted	73.1	74.9
Adjusted (1)	72.9	74.6
OPERATING MARGIN %:
Unadjusted	3.5	3.3

	Adjusted (1),(2)	3.5	3.3
PRETAX MARGIN %:
	Unadjusted	2.5	1.8
	Adjusted (1),(3)	2.6	2.4
SAME STORE SG&A RECONCILIATION:
	As reported	$509,436	$499,467	2.0
	Pre-tax adjustments:
	Catastrophic events	(951)	(1,676)
	Gain (loss) on real estate and dealership transactions	(364)	—
	Legal settlements	(1,000)	(442)
	Foreign transaction tax	—	(416)
	Adjusted Same Store SG&A (1)	$507,121	$496,933	2.1
SAME STORE SG&A AS % REVENUES:
	Unadjusted	10.7	11.0
	Adjusted (1)	10.7	10.9
SAME STORE SG&A AS % GROSS PROFIT:
	Unadjusted	73.1	73.7
	Adjusted (1)	72.8	73.3
SAME STORE OPERATING MARGIN %:
	Unadjusted	3.5	3.4
	Adjusted (1),(4)	3.5	3.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as loss on redemption of long-term debt of $23,614 for the three and six months ended June 30, 2014.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $498 for the three and six months ended June 30, 2015, and $1,721 for the three and six months ended June 30, 2014.

(5)
Adjustment is net of tax benefit of $359 for the three and six months ended June 30, 2015, and $637 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(6)
Adjustment is net of tax provision of $452 for the three and six months ended June 30, 2015, and $194 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(7)	Adjustment is net of tax benefit of $42 for the three and six months ended June 30, 2015, calculated utilizing the applicable federal and state tax rates for adjustment.
(8)
Adjustment is net of tax benefit of $390 for the three and six months ended June 30, 2015, and $168 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(9)	Adjustment is net of tax benefit of $141 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.
(10)
Adjustment is net of tax benefit of $191 for the three and six months ended June 30, 2015, and $654 and for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(11)	Adjustment is net of tax benefit of $2,836 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.